UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2026

CIMG Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

Room R2, FTY D, 16/F, Kin Ga Industrial Building,

9 San On Street, Tuen Mun, Hong Kong

(Address of principal executive offices)

+ 852 70106695

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	IMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Former Independent Registered Public Accounting Firm

On February 18, 2026, the Audit Committee of the Board of Directors (the “Audit Committee”) of CIMG Inc.(the “Company”) approved the dismissal of Assentsure PAC (“Assentsure”) as the Company’s independent registered public accounting firm, effective as of such date.

The reports of Assentsure on the Company’s consolidated financial statements for the fiscal years ended September 30, 2025 and September 30, 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended September 30, 2025 and September 30, 2024, and the subsequent interim period through the date of dismissal, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Assentsure on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Assentsure, would have caused Assentsure to make reference thereto in its reports on the Company’s financial statements.

During the Company’s fiscal years ended September 30, 2025 and September 30, 2024, and the subsequent interim period through the date of dismissal, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Assentsure with a copy of the foregoing disclosures and has requested that Assentsure furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Assentsure’s letter, dated February 19, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On February 18, 2026, the Audit Committee approved the engagement of ST & Partners PLT (“ST & Partners”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026.

ST & Partners has been engaged to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2026 and to review the Company’s interim financial statements for the quarterly periods ending December 31, 2025, March 31, 2026, and June 30, 2026.

During the Company’s fiscal years ended September 30, 2025 and September 30, 2024, and the subsequent interim period through the Company’s appointment of ST & Partners, neither the Company nor anyone acting on its behalf consulted with ST & Partners regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that ST & Partners concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Assentsure PAC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIMG Inc.

Dated: February 19, 2026	By:	/s/ Jianshuang Wang
	Name:	Jianshuang Wang
	Title:	Chief Executive Officer